UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021

FS DEVELOPMENT CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40067	85-2696306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Larkspur Landing Circle, Suite 150 Larkspur, California	94939
(Address of principal executive offices)	(Zip Code)

(415) 877-4887

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FSII	The Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

This Current Report on Form 8-K (this “Current Report”) is being furnished by FS Development Corp. II (the “Company”), to the U.S. Securities and Exchange Commission (the “SEC”) for the sole purpose of furnishing, as Exhibit 99.1 to this Current Report, a press release of the Company dated December 21, 2021 (the “Press Release”).

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Important Information About the Business Combination and Where to Find It

In connection with the merger agreement, dated June 29, 2021, entered into by and among the Company, Orchard Merger Sub, Inc., Pardes Biosciences, Inc. (“Pardes”) and Shareholder Representative Services LLC, relating to a business combination between the Company and Pardes (the “Business Combination”), the Company has filed with the SEC a registration statement on Form S-4 (File No. 333-258442) (as amended, the “Registration Statement”), which includes a full description of the terms of the Business Combination and includes a prospectus with respect to the combined company’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the shareholder meeting of the Company to vote on the Business Combination. The Company urges its investors, stockholders and other interested persons to read the definite proxy statement/prospectus included in the Registration Statement, as well as other documents filed with the SEC, because these documents contain important information about the Company, Pardes and the Business Combination. The Registration Statement was declared effective by the SEC on December 1, 2021 and the definitive proxy statement/prospectus and other relevant documents have been mailed to the Company’s stockholders of record as of the close of business on November 18, 2021. Stockholders may also obtain a copy of the definitive proxy statement/prospectus, and other documents filed with the SEC, without charge, by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and Pardes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the definitive proxy statement/prospectus included in the Registration Statement and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: FS Development Corp II., Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939.

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the proposed Business Combination, including the timing and structure of the Business Combination, the proceeds of the Business combination, the initial market capitalization of the combined company and the benefits of the Business Combination, as well as statements about the potential attributes and benefits of Pardes’ product candidates, including the potential for dosing of PBI-0451 as a single agent without a requirement for the addition of a metabolic boosting agent such as ritonavir, and the format and timing of Pardes’ product development activities and clinical trials, including development plans for registrational trials and regulatory interactions. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from the Company’s shareholders or satisfy other closing conditions in the merger agreement, the occurrence of any event that could give rise to the termination of the merger agreement, the ability to recognize the anticipated benefits of the Business Combination, the outcome of any legal proceedings that may be instituted against the Company or Pardes, development of competing therapeutic treatments for COVID-19 on Pardes’ business and/or the ability of the parties to complete the Business Combination, the ability to obtain or maintain the listing of the Company’s common stock on Nasdaq following the proposed Business Combination, costs related to the proposed Business Combination, changes in applicable laws or regulations, the possibility that the Company or Pardes may be adversely affected by other economic, business, and/or competitive factors, the risks inherent in drug discovery and development, including design, conduct, timing and results of clinical trials and interactions with regulatory authorities and other risks and uncertainties, including those included under the header “Risk Factors” in the Registration Statement and those included under the header “Risk Factors” in the final prospectus of the Company related to its initial public offering. Most of these factors are outside the Company’s and Pardes’ control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 21, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Development Corp. II

By:	/s/ Dennis Ryan
	Name:	Dennis Ryan
	Title:	Chief Financial Officer

Dated: December 21, 2021

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